UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 1, 2005

Alliant Techsystems Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10582	41-1672694
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

5050 Lincoln Drive
Edina, Minnesota	55436-1097
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (952) 351-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 2, 2005, Alliant Techsystems Inc. (“ATK”) announced that Paul David Miller, non-executive chairman of the board of directors, will depart from the board on April 1, 2005.  Mr. Miller, who had also been ATK’s chief executive officer until October 2003, retained his post as chairman as part of a leadership succession plan announced earlier that year.

Item 8.01.  Other Events.

On February 1, 2005, ATK’s board of directors elected Dan Murphy, ATK’s president and chief executive officer, as chairman of the board of directors effective April 1, 2005.  A copy of ATK’s press release announcing the election is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits.

Exhibit No.

Description

99.1	Press release issued by ATK on February 2, 2005, announcing election of Dan Murphy as chairman of the board of directors.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT TECHSYSTEMS INC.

Date: February 2, 2005	By:	/s/ Keith D. Ross
		Name:	Keith D. Ross
		Title:	Senior Vice President, General Counsel and Secretary